UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 12, 2006


                      NORTH ATLANTIC TRADING COMPANY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        333-31931                                         13-3961898
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(Commission File Number)                       (IRS Employer Identification No.)

   3029 West Muhammad Ali Boulevard
        Louisville, Kentucky                                            40212
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (502) 778-4421
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03      AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF
               FISCAL YEAR.

               On September 12, 2006, the Board of Directors of North Atlantic Trading Company, Inc. (the "Company") amended the by-laws (the "By-Laws") of the Company. The amendment to the By-Laws added ARTICLE XIV to provide that the Company shall indemnify any person who is subject to claims by virtue of serving as an officer or director of the Company or, at the Company's request, as an officer, director, employee or agent of another entity, and that such person will be indemnified to the fullest extent permitted by law.

               The foregoing description of the amendment to the Company's By-Laws is qualified in its entirety by reference to the complete By-Laws of the Company, as amended, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

      (d)      EXHIBITS:

       Exhibit No.                 Description
       -----------                 -----------

          3.1 Amended and Restated By-Laws of North Atlantic Trading Company, Inc. (as amended as of September 12, 2006).


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NORTH ATLANTIC TRADING COMPANY, INC.


                                        By:     /s/  Brian C. Harriss
                                             -----------------------------------
                                        Name:   Brian C. Harriss
                                        Title:  Chief Financial Officer

Date: September 18, 2006






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




                                  EXHIBIT INDEX


Exhibit No.                               Description
-----------                               -----------
   3.1 Amended and Restated By-Laws of North Atlantic Trading Company, Inc. (as amended as of September 12, 2006).









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